UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2019

WELLS FARGO REAL ESTATE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-36768	No.	56-1986428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 South 7th Street, Minneapolis, Minnesota 55402
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-855-825-1437

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
6.375% Cumulative Perpetual Series A Preferred Stock	WFE.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 1, 2019, Wells Fargo Real Estate Investment Corporation issued a press release announcing it will redeem on December 11, 2019 of all of its 6.375% Cumulative Perpetual Series A Preferred Stock. The press release is included as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location

99.1	Press Release dated November 1, 2019	Filed herewith

104	Cover Page Interactive Data File	Embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 1, 2019	WELLS FARGO REAL ESTATE INVESTMENT CORPORATION

		By:	/s/ Jeannine E. Zahn
Jeannine E. Zahn
Senior Vice President and Secretary

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